Exhibit 10.4

AMENDMENT NO. 1 to LICENSE AGREEMENT,

UC CONTROL NUMBER 2008-03-0236, EFFECTIVE DECEMBER 29, 2006

between

ENCODE PHARMACEUTICALS, INC.

(ACQUIRED BY BENNU PHARMACEUTICALS, INC.)

and

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

for:

SD2006-092: “Enterically Coated Cysteamine”

This amendment (“Amendment”) to the license agreement UC Control No. 2008-03-0236, effective October 31, 2007 (“Agreement”) is made by and between Bennu Pharmaceutical, Inc. (“RECIPIENT”), having an address at 9 Commercial Blvd., Suite 200, Novato, CA 94949 (“Licensee” as of December 14, 2007) and The Regents of the University of California, a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 (“University”), represented by its San Diego campus having an address at University of California, San Diego, Technology Transfer Office, Mail-code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 (“UCSD”).

When signed by both parties, this Amendment is effective as of the date of the last signature below (“Amendment Date”).

Whereas, Licensee has entered into a secrecy agreement UC Control No. 2008-20-0288, with the effective date of December 10, 2007;

Whereas, as per Section 10.3 of Agreement, Encode Pharmaceuticals has transferred all or substantially all of its business to Bennu Pharmaceuticals (See Exhibit A);

Whereas, Licensee wishes to specifically include the human disease non-alcoholic steatohepatitis (NASH) in the Field of the Agreement;

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the parties amend the Agreement and otherwise agree as follows:

1.	Section 1.3 is deleted and restated in its entirety as follows:

“Field” means human therapeutics for metabolic and neurologic disorders, subject to diligence specified in Section 3.3. For the sake of clarity, the human disease of non-alcoholic steatohepatitis (NASH) is included in the Field.

2.	Section 1.6 is deleted and restated in its entirety as follows:

“Patent Rights” means [*****]

4.	Section 1.7 is deleted and restated in its entirety as follows:

“Technology” means the written technical information and know-how relating to the Invention, which the UNIVERSITY provides to LICENSEE prior to and during the Term of this Agreement.

5.	Paragraph 3.3 (a) (iv) is restated in its entirety as follows:

(iv)      For the indications of Cystinosis, Huntington’s Disease, Batten’s Disease, Schizophrenia and Non-alcoholic Steatohepatitis (“NASH”) perform the following activities within the specified number of years from the Effective Date:

Years from Effective Date: Cystinosis [*****] Cystinosis [*****] NASH [*****] Huntington’s Disease [*****] Batten’s Disease [*****] Schizophrenia [*****]	Activity [*****] [*****] [*****] [*****] [*****] [*****]

MISCELLANEOUS.

4.1       Defined Terms. All terms used, but not defined, herein shall have the respective meanings set forth in the Agreement.

4.2       Continuing Effect. This Amendment shall be effective for all purposes as of the Amendment Date. Except as otherwise expressly modified by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

3.3       Governing Laws. This Amendment shall be governed by, interpreted and construed in accordance with the laws of the State of California, without regard to conflicts of law principles.

The parties agree that this Amendment may be executed by facsimile and in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, both UNIVERSITY and LICENSEE have executed this Amendment, in duplicate originals, by their respective and duly authorized officers on the day and year written.

[Signatures on Following Page]

BENNU PHARMACEUTICALS, INC.:	THE REGENTS OF THE
UNIVERSITY OF CALIFORNIA:

By: /s/ Kim R. Tsuchimoto	By:	/s/ Jane Moores, Ph.D.

Name: Kim R. Tsuchimoto	Jane Moores, Ph.D.

Title: Chief Financial Officer	Assistant Vice-Chancellor, Intellectual Property

Date: 2/29/08	Date:	2/27/08

[REST OF PAGE INTENTIONALLY LEFT BLANK]

[*****]   The Company has requested confidential treatment of certain portions of this agreement which have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

Exhibit A: Copy of Certificate of Merger

CERTIFICATE OF MERGER

OF ENCODE PHARMACEUTICALS, INC.

WITH AND INTO BENNU PHARMACEUTICALS INC.

Pursuant to Title 8, Section 251 of the Delaware General Corporation Law, the undersigned corporation, organized and existing under the Delaware General Corporation Law, does HEREBY CERTIFY AS FOLLOWS:

FIRST:            That the name and state of incorporation of each of the constituent corporations to the merger (each a “Constituent Corporation”) is as follows:

Name	State of Incorporation
Bennu Pharmaceuticals Inc. (“Bennu”)	Delaware
Encode Pharmaceuticals, Inc.	Delaware

SECOND:       That Merger Agreement (the “Merger Agreement”) entered into as of November 29, 2007, by and among the Constituent Corporations, Raptor Pharmaceuticals Corp., a Delaware corporation (“Raptor”), and Nicholas Stergis has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations and Raptor pursuant to Section 251 of the Delaware General Corporation Law.

THIRD:          That the name of the surviving corporation of the merger shall be Bennu Pharmaceuticals Inc. (the “Surviving Corporation”) and that the Surviving Corporation shall be wholly owned by Raptor, immediately subsequent to the effective time of the merger.

FOURTH:       The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of Bennu immediately prior to the effective time of the merger and was filed with the Secretary of State of Delaware on August 1, 2007 as amended on August 30, 2007.

FOURTH:       That executed copies of the Merger Agreement are on file at the principal place of business of the Surviving Corporation at 9 Commercial Boulevard, Suite 200, Novato, CA 94949.

FIFTH:           That this Certificate of Merger shall be effective at 11:59 P.M., Delaware time, on December 14, 2007.

SIXTH:           That a copy of the Merger Agreement will be furnished by the Surviving Corporation, upon request and without cost to any stockholder of either constituent corporation.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, Bennu Pharmaceuticals Inc. has caused this Certificate of Merger to be executed by its duly authorized officer this 14th day of December, 2007.

BENNU PHARMACEUTICALS INC.
By: /s/ Kim R. Tsuchimoto
Name: Kim R. Tsuchimoto
Title: Chief Financial Officer

UCSD Case No. SD2001-203: GLA